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         406 *PA4

                         SUPPLEMENT DATED MARCH 23, 1999
                             TO THE PROSPECTUSES OF

                           TEMPLETON GLOBAL BOND FUND
                   TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS
                              DATED JANUARY 1, 1999

The prospectus is amended as follows:

I. The following paragraph is added to the end of the second paragraph in the section "Principal Investments," under "Goal and Strategies":

The fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

II. The section "Credit" under "Main Risks" is replaced with the following:

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities.

III. The section "Management" is replaced with the following:

Templeton Investment Counsel, Inc., (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394-3091, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $217 billion in assets.

A team from Global Bond Managers is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.49% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year

PAGE

2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

                Please keep this supplement for future reference.